Exhibit 99.1

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock of

MCKESSON CORPORATION

for the Offer to Exchange All Shares of Common Stock of

PF2 SPINCO, INC.

which are owned by McKesson Corporation and which, after the exchange, will be converted into Shares of Common Stock of

CHANGE HEALTHCARE INC.

for Shares of Common Stock of McKesson Corporation Pursuant to the Prospectus dated February 10, 2020

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON MARCH 9, 2020, UNLESS THE EXCHANGE OFFER IS EXTENDED OR TERMINATED. SUCH DATE OR, IF THE EXCHANGE OFFER IS EXTENDED, THE DATE UNTIL WHICH THE OFFER IS EXTENDED, IS REFERRED TO IN THIS DOCUMENT AS THE “EXPIRATION DATE.” SHARES OF MCKESSON COMMON STOCK TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER OR AFTER APRIL 6, 2020 (I.E., AFTER THE EXPIRATION OF 40 BUSINESS DAYS FROM THE COMMENCEMENT OF THE EXCHANGE OFFER), IF MCKESSON DOES NOT ACCEPT YOUR SHARES OF MCKESSON COMMON STOCK PURSUANT TO THE EXCHANGE OFFER BY 11:59 P.M., NEW YORK CITY TIME, ON SUCH DATE.

The Exchange Agent for the Exchange Offer is:

Equiniti Trust Company

***By Mail: By 5:00 p.m. NYC time on Expiration Date Equiniti Trust Company Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858

***By Hand or Overnight Courier:

By 5:00 p.m. NYC time on Expiration Date

Equiniti Trust Company

Shareowner Services

Voluntary Corporate Actions

1110 Centre Pointe Curve, Suite 101

Mendota Heights, Minnesota 55120

Delivery of this Letter of Transmittal other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the enclosed Form W-9 or the appropriate Form W-8, as applicable.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Time is critical. Please complete and return this Letter of Transmittal promptly in accordance with the enclosed instructions.

ACCOUNT NUMBER	CERT SHARES	BOOK SHARES	DRP SHARES	TOTAL SHARES	ISSUE NUMBER

FOR OFFICE USE ONLY    Approved                                             W-9 Completed

DESCRIPTION OF SHARES TENDERED

Account Registration (Please Fill in, if blank) Please make any address corrections below	Stock Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

☐ indicates permanent address change	Certificate Number(s) and/or indicate Book- Entry or DRP shares	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered (1,2)

Total Shares Tendered

(1)  If shares are held in Book-Entry or DRP form, you must indicate the number of shares you are tendering. Otherwise, all shares represented by Book-Entry and DRP delivered to the Exchange Agent will be deemed to have been tendered. By signing and submitting this Letter of Transmittal you warrant that these shares will not be sold, including through limit order request, unless properly withdrawn from the Exchange Offer.

(2)  Unless otherwise indicated, all shares represented by stock certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 5.

☐  Check here if stock certificates have been lost or mutilated. See Instruction 11.

☐  Check here if you are the holder of less than 100 shares of McKesson Common Stock (“odd lots”) and are tendering all your shares of McKesson Common Stock.

The names and addresses of the registered holders of the shares tendered hereby should be printed, if not already printed above, exactly as they appear on the stock certificates tendered hereby.

This Letter of Transmittal is to be used by shareholders if certificates for shares are to be forwarded herewith or if shares are held in book-entry form

Holders of shares whose stock certificates for such shares are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Exchange Agent prior to 11:59 p.m., New York City time, on the Expiration Date, must tender their shares according to the guaranteed delivery procedures set forth in “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures” of the Prospectus. See Instruction 3.

IMPORTANT SHAREHOLDER: SIGN HERE (Please Complete the enclosed Form W-9) (Signature(s) of Owner(s))

Name(s)

Capacity (Full Title)
(See Instructions)

Address

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 6)

APPLY MEDALLION GUARANTEE STAMP BELOW

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6 and 7)
To be completed ONLY if the shares (and cash in lieu of fractional shares) accepted for payment is/are to be issued in the name of someone other than the undersigned. Issue To:
Name
(Please Print)

Address

(Recipient must complete the enclosed Form W9)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the shares (and cash in lieu of fractional shares) are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail To:

Name
(Please Print)

Address

(Include Zip Code)

PLEASE READ THE INSTRUCTIONS SET FORTH

IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

Reference is made to the prospectus, dated February 10, 2020 (as amended from time to time, the “Prospectus”) and this Letter of Transmittal, which, together with any amendments or supplements thereto or hereto, constitute the offer to exchange (the “Exchange Offer”) by McKesson Corporation, a Delaware corporation (“McKesson”), up to 175,995,192 shares of common stock, par value $0.001 per share (“SpinCo Common Stock”), of PF2 SpinCo, Inc., a Delaware corporation (“SpinCo”), owned by McKesson for outstanding shares of common stock, $0.01 par value (“McKesson Common Stock”), of McKesson that are validly tendered prior to the expiration of this Exchange Offer and not properly withdrawn, upon the terms and subject to the conditions set forth herein and in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

As described in greater detail in the Prospectus, if the Exchange Offer is undertaken and consummated but the Exchange Offer is not fully subscribed because less than all shares of SpinCo Common Stock owned by McKesson are exchanged, or if the Exchange Offer is consummated but not all of the shares of SpinCo Common Stock owned by McKesson are exchanged due to the upper limit for the Exchange Offer being reached (as described in the Prospectus), the remaining shares of SpinCo Common Stock owned by McKesson will be distributed on a pro rata basis to holders of McKesson Common Stock, whose shares of McKesson Common Stock remain outstanding after consummation of the Exchange Offer (the “spin-off”), based on the relative number of shares of McKesson Common Stock held by such holders, excluding those shares of McKesson Common Stock that have been validly tendered and accepted for exchange. Any holder of McKesson Common Stock who validly tenders (and does not properly withdraw) shares of McKesson Common Stock that are accepted for exchange for shares of SpinCo Common Stock in the Exchange Offer will waive (and will cause any nominee of the holder to waive) its rights only with respect to such validly tendered shares (but not with respect to any other shares that are not validly tendered or that are validly tendered and properly withdrawn) to receive, and forfeit any rights to, shares of SpinCo Common Stock to be distributed on a pro rata basis to holders of McKesson Common Stock in any spin-off following consummation of the Exchange Offer.

As described in greater detail in the Prospectus, immediately following consummation of the Exchange Offer and, if necessary, the spin-off, SpinCo will be merged with and into Change Healthcare Inc., a Delaware corporation (Nasdaq: CHNG) (“Change”), whereby the separate corporate existence of SpinCo will cease and Change will continue as the surviving company (the “Merger”). In the Merger, each share of SpinCo Common Stock will be converted into one share of common stock of Change, par value $0.001 per share (“Change Common Stock”). The Exchange Offer and related withdrawal rights will expire at 11:59 p.m., New York City time, on March 9, 2020, unless extended or terminated in accordance with applicable law and the terms of the Exchange Offer. In addition, shares of McKesson Common Stock tendered pursuant to the Exchange Offer may be withdrawn after April 6, 2020 (i.e., after the expiration of 40 business days from the commencement of the Exchange Offer), if McKesson does not accept your shares of McKesson Common Stock pursuant to the Exchange Offer by such date.

Upon the terms and subject to the conditions of the Exchange Offer, by executing this Letter of Transmittal, the undersigned hereby irrevocably appoints McKesson’s designees as attorney(s)-in-fact and proxies of the undersigned, with full power of substitution, to the full extent of the rights of the undersigned with respect to his, her or its shares of McKesson Common Stock tendered and accepted for exchange by McKesson in the Exchange Offer and with respect to any and all other shares of McKesson Common Stock and other securities issued or issuable in respect of the shares of McKesson Common Stock tendered and accepted for exchange by McKesson in the Exchange Offer on or after the expiration of the Exchange Offer. That appointment will be effective if and when, and only to the extent that, McKesson accepts such shares of McKesson Common Stock in the Exchange Offer. All such powers of attorney and proxies shall be considered coupled with an interest in the tendered shares of McKesson Common Stock and therefore shall not be revocable. McKesson’s acceptance of shares of McKesson Common Stock tendered by the undersigned in the Exchange Offer shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect to such tendered shares (and, if given, will not be deemed effective).

McKesson’s designees will, with respect to the shares of McKesson Common Stock for which the appointment is effective, be empowered, among other things, to exercise all of the voting and other rights of the undersigned as they, in their sole discretion, deem proper. McKesson reserves the right to require that, in order for shares of McKesson Common Stock to be deemed validly tendered, immediately upon McKesson’s acceptance for exchange of those shares of McKesson Common Stock, McKesson must be able to exercise full voting and other rights with respect to such shares.

In connection with the Exchange Offer and the tender of shares of McKesson Common Stock by the undersigned, the undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby; (ii) when the shares tendered hereby are accepted by McKesson in the Exchange Offer, McKesson will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims; (iii) (a) the undersigned has a net long position equal to or greater than the amount of (1) the shares tendered by the undersigned or (2) other securities immediately convertible into or exchangeable or exercisable for the shares tendered by the undersigned and securities the undersigned will acquire for tender by conversion, exchange or exercise and (b) the undersigned will cause the shares tendered hereby to be delivered in accordance with the terms of the Prospectus; (iv) the participation of the undersigned in the Exchange Offer and tender of the shares in connection therewith complies with Rule 14e-4 and the applicable laws of both the jurisdiction where the undersigned received the materials relating to the Exchange Offer and the jurisdiction from which such tender is being made; and (v) the undersigned acknowledges that McKesson has advised the undersigned that McKesson has not taken any action under the laws of any country outside the United States to facilitate a public offer to exchange McKesson Common Stock or SpinCo Common Stock in that country; that there may be restrictions that apply in countries besides the United States, including with respect to transactions in McKesson Common Stock or SpinCo Common Stock; that the ability of the undersigned to tender McKesson Common Stock in the Exchange Offer will depend on whether there is an exemption available under the laws of the home country of the undersigned that would permit the undersigned to participate in the Exchange Offer without the need for McKesson or SpinCo to take any action to facilitate a public offering in that country or otherwise; that McKesson will rely on the representation of the undersigned that the participation of the undersigned in the Exchange Offer is made pursuant to and in compliance with the applicable laws in the jurisdiction in which the undersigned is a resident or from which the undersigned is tendering the shares and in a manner that will not require McKesson or SpinCo to take any action to facilitate a public offering in that country or otherwise; and that McKesson will rely on the representations of the undersigned concerning the legality of the participation of the undersigned in the Exchange Offer in determining to accept the shares that the undersigned is tendering for exchange.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or McKesson to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

All authority that the undersigned has conferred or agreed to confer in this Letter of Transmittal and all of the obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned, and shall survive and not be affected by the death or incapacity of the undersigned.

By executing this Letter of Transmittal, I understand and agree that, among other matters described in the Prospectus:

With respect to withdrawal, acceptance, exchange and delivery:

(i) I can withdraw my tender only in accordance with the procedures described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Withdrawal Rights” and in Instruction 13;

(ii) once McKesson accepts any of the shares that I have tendered, my tender is irrevocable, and I will be (a) deemed to have accepted the shares of SpinCo Common Stock exchanged for such shares and to have relinquished all rights with respect to the tendered and accepted shares of McKesson Common Stock; and (b) entitled to receive shares of SpinCo Common Stock in book-entry form in a direct registered account in my name;

(iii) a maximum of 175,995,192 shares of SpinCo Common Stock will be exchanged for McKesson Common Stock;

(iv) the number of shares of SpinCo Common Stock I may receive in the Exchange Offer is based on the calculated per-share values determined by reference to the simple arithmetic average of the daily volume-weighted average prices for McKesson Common Stock and Change Common Stock on the New York Stock Exchange and The Nasdaq Global Select Market, respectively, during the three consecutive trading days ending on and including the second trading day preceding the expiration date of the Exchange Offer, as it may be extended, as described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Pricing Mechanism;”

(v) the number of shares of SpinCo Common Stock I may receive for each share of McKesson Common Stock accepted in the Exchange Offer is subject to an upper limit of 11.4086 shares of SpinCo Common Stock for each share of McKesson Common Stock accepted in the Exchange Offer, as described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Upper Limit;”

(vi) if the upper limit has been reached at the expiration of the Exchange Offer (currently expected to be March 9, 2020), then the final exchange ratio will be fixed at the upper limit, and McKesson will announce by 11:59 p.m., New York City time, at the end of the second trading day (currently expected to be March 5, 2020) immediately preceding the expiration date of the Exchange Offer (currently expected to be March 9, 2020), unless the Exchange Offer is extended or terminated, whether the upper limit has been reached, providing each holder of McKesson Common Stock with two full business days after knowing the final exchange ratio and whether the upper has been reached during which to decide whether to tender or withdraw their shares in the Exchange Offer; any changes in the prices of McKesson Common Stock or Change Common Stock on those additional days of the Exchange Offer period will not, however, affect the final exchange ratio;

(vii) if the Exchange Offer is oversubscribed (i.e., if the number of shares of McKesson Common Stock validly tendered would result in more than the maximum number of shares of SpinCo Common Stock being exchanged), then the shares of McKesson Common Stock validly tendered and not properly withdrawn will generally be subject to proration, as described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Proration;”

(viii) The Exchange Agent will (a) cause to be credited, in book-entry form to a direct registered account in my name, the shares of SpinCo Common Stock to which I am entitled in the name(s) of the registered holder(s) shown on the Letter of Transmittal (or, in the case of shares delivered through The Depository Trust Company, to the account of The Depository Trust Company so that The Depository Trust Company can credit the relevant The Depository Trust Company participant and such participant can credit its respective account holders) as soon as practicable after acceptance of shares of McKesson Common Stock in the Exchange Offer and determination of the final proration factor, if any; and (b) mail a statement from the Exchange Agent evidencing my holdings, as well as general information on the book-entry form of ownership;

(ix) no fractional shares of Change Common Stock will be issued in the Merger, as described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Final Exchange Ratio” and “—Fractional Shares;”

The Exchange Agent will hold shares of SpinCo Common Stock as agent for the holders of McKesson Common Stock who validly tendered and did not properly withdraw their shares in the exchange offer or are entitled to receive shares in the spin-off, if any. Immediately following the consummation of the exchange offer and the spin-off, if any, and by means of the Merger, each outstanding share of SpinCo Common Stock will be converted into one share of Change Common Stock. In the Merger, no fractional shares of Change Common Stock will be delivered to holders of SpinCo Common Stock. Any fractional shares that would otherwise be allocable to any former holders of SpinCo Common Stock in the Merger shall be aggregated, and no holder of SpinCo Common Stock shall receive cash equal to or greater than the value of one full share of Change Common Stock. The exchange agent and the transfer agent shall cause the whole shares obtained from aggregating fractional shares that would otherwise remain across all holders of SpinCo Common Stock to be sold in the open market or otherwise as reasonably directed by McKesson within 20 business days after the effective time of the Merger. The exchange agent and the transfer agent shall make available the net proceeds thereof, after deducting any required withholding taxes and brokerage charges, commissions and transfer taxes, on a pro rata basis, without interest, as soon as practicable to the holders of SpinCo Common Stock entitled to receive such cash in lieu of fractional shares.

With respect to the return of any shares of McKesson Common Stock not tendered or not accepted for exchange due to termination:

(x) subject to certain conditions to the Exchange Offer that are contained in the Prospectus under “The Exchange Offer—Conditions for Consummation of the Distribution,” some of which McKesson has the right to waive under certain circumstances, McKesson is not required to accept for exchange any of the shares that I have tendered (including any shares that I tendered after the expiration date of the Exchange Offer);

(xi) if shares of McKesson Common Stock are delivered and not accepted due to proration or a partial tender, (i) direct registration account shares of McKesson Common Stock that were delivered will remain in book-entry form in my name registered directly in McKesson’s share register and (ii) shares of McKesson Common Stock held through The Depository Trust Company will be credited back through The Depository Trust Company in book-entry form. If I properly withdraw my shares of McKesson Common Stock or the Exchange Offer is not completed, (i) direct registration account shares of McKesson Common Stock that were delivered will remain in book-entry form in my name registered directly in McKesson’s share register and (ii) shares of McKesson Common Stock held through The Depository Trust Company will be credited back through The Depository Trust Company in book-entry form;

(xii) if any of my tendered shares are not accepted for exchange by McKesson because the Exchange Offer was terminated in accordance with the terms and conditions of the Exchange Offer, then as soon as practicable after the termination of the Exchange Offer, the Exchange Agent will cause all shares held in book-entry form to remain in book-entry form in my name registered directly in McKesson’s share register (or, in the case of shares tendered through The Depository Trust Company, to be credited to the account of The Depository Trust Company, so that The Depository Trust Company can credit the relevant The Depository Trust Company participant and such participant can credit its respective account holders);

With respect to delivery of shares of SpinCo Common Stock or cash in lieu of fractional shares of Change Common Stock to persons other than me:

(xiii) if I properly comply with the appropriate instructions hereto, including the Special Payment Instructions and/or Special Delivery Instructions, and provide all necessary and proper documentary evidence, such as a power of attorney, the person designated in the Special Payment Instructions or Special Delivery Instructions will receive the shares of SpinCo Common Stock to which I am entitled in exchange for my tendered and accepted shares of McKesson Common Stock in the Exchange Offer and, if applicable, any shares of McKesson Common Stock that are not accepted for exchange in the Exchange Offer; provided that McKesson has no obligation pursuant to such instructions to transfer any shares from the name of the registered holder(s) thereof if McKesson does not accept any such shares for exchange;

(xiv) if I complete the appropriate instructions under Instruction 7 and such section is properly complied with, McKesson will mail any checks for cash in lieu of fractional shares of Change Common Stock to which I am entitled, in the name(s) and to the address so indicated;

With respect to matters relating to my tender generally:

(xv) the delivery and surrender of the shares (including shares of McKesson Common Stock tendered herewith) that I have tendered is not effective until the Exchange Agent receives a duly completed and signed Letter of Transmittal for shares of McKesson Common Stock, properly completed and duly executed (including any signature guarantees that may be required) or, in the case of shares delivered by book-entry transfer through The Depository Trust Company, an agent’s message (as defined in Instruction 2), in either case together with all accompanying evidences of authority in form satisfactory to McKesson and any other required documents;

(xvi) no tender of shares of McKesson Common Stock is valid until all defects and irregularities in such tenders have been cured or waived;

(xvii) none of McKesson, Change, SpinCo, the Exchange Agent, the information agent for the Exchange Offer, D.F. King & Co., Inc. (the “Information Agent”) or any other person, nor any of their directors or officers, is under any duty to give notification of any defects or irregularities in the tender of any shares of McKesson Common Stock or will incur any liability for failure to give any such notification;

(xviii) a tender of shares of McKesson Common Stock made pursuant to any method of delivery as described in the Prospectus, together with McKesson’s acceptance for exchange of such shares pursuant to the procedures described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering” and in the Instructions hereto, will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer; and

(xix) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares will be determined by McKesson in its sole discretion and such determination shall be final and binding.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Signature Guarantees. No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of shares tendered herewith, unless such registered holder(s) has completed the box entitled “Special Payment Instructions” on this Letter of Transmittal. See Instruction 7.

2.    Requirements of Tender. This Letter of Transmittal is to be completed by shareholders if certificates are to be forwarded herewith or shares are held in book-entry form. Stock certificates evidencing tendered shares, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. Shareholders whose stock certificates are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date, may tender their shares by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedure set forth in “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering” in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery must be received by the Exchange Agent prior to the Expiration Date; and (iii) the stock certificates evidencing all tendered shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within two New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery. If stock certificates are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

By signing and submitting this Letter of Transmittal you warrant that these shares will not be sold, including through limit order request, unless properly withdrawn from the Exchange Offer.

The method of delivery of this Letter of Transmittal, stock certificates and all other required documents is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE EXCHANGE AGENT BY 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OF THE EXCHANGE OFFER. GUARANTEED DELIVERIES WILL BE ACCEPTED VIA FAX UNTIL THE EXPIRATION TIME OF THE EXCHANGE OFFER ON EXPIRATION DATE.

No alternative, conditional or contingent tenders will be accepted and no fractional shares will be exchanged. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their shares for payment.

All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of a tender of shares of McKesson Common Stock will be determined by McKesson in its sole discretion, and that determination shall be final and binding. McKesson may delegate such power in whole or in part to the Exchange Agent. A valid tender will not be deemed to have been made until all defects and irregularities have been cured or waived, but McKesson reserves the right to waive any irregularities or defects in the tender of any shares of McKesson Common Stock.

If you hold McKesson Common Stock through a broker, dealer, commercial bank, trust company, custodian or similar institution, you should not use this Letter of Transmittal to direct the tender of your shares, but instead should follow the instructions sent to you by that institution. If that institution holds shares of McKesson Common Stock through The Depository Trust Company, it must ensure that the Exchange Agent receives an agent’s message from The Depository Trust Company confirming the book-entry transfer of your shares of McKesson Common Stock. The term “agent’s message” means a message, transmitted by The Depository Trust Company to, and received by, the Exchange Agent which states that The Depository Trust Company has received an express acknowledgment from the participant in The Depository Trust Company tendering the shares that are the subject of the accompanying agent’s message that (i) such participant has received and agrees to be bound by the terms of this Letter of Transmittal and (ii) McKesson may enforce such agreement against the participant.

3.    Notice of Guaranteed Delivery. Stockholders who cannot comply with the procedures for book-entry transfer on a timely basis; or who cannot deliver shares or other required documents to the Exchange Agent on or before the Expiration Date may still tender their shares by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedure described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.” Those procedures require that on or before the Expiration Date, the Exchange Agent must receive a properly completed and duly executed notice of guaranteed delivery (substantially in the form provided by McKesson); and by no later than 5:00 p.m., New York City time, on the second New York Stock Exchange trading day after the date of execution of such notice of guaranteed delivery, the Exchange Agent must receive (1) a Letter of Transmittal for shares of McKesson Common Stock properly completed and duly executed (including any signature guarantees that may be required) or, in the case of shares delivered by book-entry transfer, an agent’s message; and (2) any other required documents (whether required by the Letter of Transmittal or otherwise).

Registered stockholders may transmit the notice of guaranteed delivery by facsimile transmission or mail to the Exchange Agent. If you hold shares of McKesson Common Stock through a broker, dealer, commercial bank, trust company, custodian or similar institution, that institution must submit any notice of guaranteed delivery on your behalf, which must be guaranteed by an eligible institution in the form set forth in the notice of guaranteed delivery.

4.    Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares and any other required information should be listed on a separate signed schedule attached hereto.

5.     Partial Tenders. If fewer than all of the shares evidenced by any certificate, book-entry and/or DRP are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In that case, if any tendered shares are exchanged, a Direct Registration Book Entry Statement for the remainder of the shares (including any shares not exchanged) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s), book-entry and/or DRP set forth above and delivered to the Exchange Agent will be deemed to have been tendered. In each case, shares will be returned or credited without expense to the shareholder.

6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to McKesson of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such stock certificates or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such stock certificates or stock powers must be guaranteed by an eligible institution.

7.     Special Payment. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal the appropriate boxes on this Letter of Transmittal must be completed.

8.     Form W-9. A tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on Form W-9. The purpose for this form is explained under “Important Tax Information.”

Certain shareholders (including, for example, corporations, financial institutions, tax-exempt entities and IRA plans) are not subject to backup withholding. A foreign (“nonresident alien”) shareholder should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. We cannot accept a facsimile, photocopy or scanned image of a Form W-8BEN.

9.     Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the notice of guaranteed delivery, the notice of withdrawal, and the IRS Form W-8 and Form W-9 may be directed to the Information Agent at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

10.     Waiver of Conditions. The Exchange Offer is subject to various conditions described in the Prospectus under “The Exchange Offer—Conditions for Consummation of the Distribution” that must be satisfied or waived. McKesson reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the conditions of the Exchange Offer specified in the Prospectus, in whole or in part, in the case of any shares tendered.

11.    Lost, Destroyed or Stolen Certificates. If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify Equiniti Trust Company in its capacity as transfer agent for the shares (toll-free telephone number: 1-866-614-9635). The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

12.    Procedures. To properly complete the “Description of Shares Tendered” box your name and address must be set forth in the column under the heading “Name(s) and Address(es) of Registered Holder(s)” and either (i) the number of each stock certificate that you are surrendering with this document must be written in the column under the heading “Certificate Number(s)” or (ii) if you are using the guaranteed of delivery procedures set forth in “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures” of the Prospectus, the number of shares of McKesson Common Stock represented by your stock certificates to be delivered pursuant to such procedures must be written in the column under the heading “Total Number of Shares Represented by Certificate(s).” Stockholders who directly or beneficially own fewer than 100 shares of McKesson Common Stock (“odd-lots”) and who validly tender all of their shares will not be subject to proration. If, however, you hold fewer than 100 shares of McKesson Common Stock, but do not tender all of your shares, you will be subject to proration to the same extent as holders of more than 100 shares if the Exchange Offer is oversubscribed. Direct or beneficial holders of 100 or more shares of McKesson Common Stock will be subject to proration. In addition, shares held on behalf of participants in McKesson’s retirement savings plan (each of which plans holds more than 100 shares of McKesson Common Stock) will be subject to proration.

13. Withdrawal. You may withdraw your previously tendered shares of McKesson Common Stock at any time before 11:59 p.m., New York City time, on the Expiration Date and, unless McKesson has previously accepted them pursuant to the Exchange Offer, such shares may also be withdrawn at any time after the expiration of 40 business days from the commencement of the Exchange Offer. Once McKesson accepts shares of McKesson Common Stock pursuant to the Exchange Offer, any tendering McKesson stockholders’ tender is irrevocable. In order to withdraw your shares, you must provide a written notice of withdrawal to the Exchange Agent at one of its addresses set forth on the back cover of the Prospectus, before 11:59 p.m., New York City time, on the Expiration Date. That notice must include your name and the number of shares of McKesson Common Stock to be withdrawn. McKesson has provided to registered holders a form of notice of withdrawal, which you may use to withdraw your shares. You may obtain additional forms of notices of withdrawal from the Information Agent.

If shares have been tendered pursuant to the procedures for book-entry tender through The Depository Trust Company, any notice of withdrawal must comply with The Depository Trust Company’s procedures.

If you hold your shares through a broker, dealer, commercial bank, trust company, custodian or similar institution, you should consult that institution on the procedures you must comply with and the time by which such procedures must be completed in order for that institution to provide a written notice of withdrawal or facsimile notice of withdrawal to the Exchange Agent on your behalf before 11:59 p.m., New York City time, on the Expiration Date. If you hold your shares through such an institution, that institution must deliver the notice of withdrawal with respect to any shares you wish to withdraw. In such a case, as a beneficial owner and not a registered stockholder, you will not be able to provide a notice of withdrawal for such shares directly to the Exchange Agent. Any shares of McKesson Common Stock properly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer. However, you may re-tender withdrawn shares of McKesson Common Stock by following one of the procedures described in the Prospectus under “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering” at any time prior to the expiration of the Exchange Offer. In addition, shares of McKesson Common Stock tendered pursuant to the Exchange Offer may be withdrawn after April 6, 2020 (i.e., after the expiration of 40 business days from the commencement of the Exchange Offer), if McKesson does not accept your shares of McKesson Common Stock pursuant to the Exchange Offer by such date.

Except as otherwise provided above, any tender made under the Exchange Offer is irrevocable.

14.    401(k) Plan Participants. Participants in the McKesson’s 401(k) Retirement Savings Plan (the “McKesson 401(k) Plan”) must follow the special directions that are being sent to them by the plan administrator. Such participants may not use this Letter of Transmittal to direct the tender of any shares of McKesson Common Stock held in the McKesson stock fund of the McKesson 401(k) Plan. Such participants may instruct the plan trustee to tender all, some or none of the shares of McKesson Common Stock allocable to their McKesson 401(k) Plan accounts, subject to certain limitations set forth in any directions provided by the plan administrator. As set forth in greater detail in the special instructions that are being sent to participants in the McKesson 401(k) Plan, to allow sufficient time for the tender of shares by the trustee of the McKesson 401(k) Plan, participants in the McKesson 401(k) Plan must provide the tabulator for the trustee of the McKesson 401(k) Plan with the requisite instructions by 4:00 p.m., New York City time, on March 3, 2020. If the Exchange Offer is extended, and if administratively feasible, the deadline for receipt of these participant instructions may also be extended.

15.    Irregularities. McKesson reserves the absolute right to reject any and all tenders of shares of McKesson Common Stock that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. McKesson also reserves the right to waive any of the conditions of the Exchange Offer or the Merger that are within the power of McKesson to waive, or any defect or irregularity in the tender of any shares of McKesson Common Stock.

No tender of shares of McKesson Common Stock is valid until all defects and irregularities in tenders of such shares have been cured or waived. None of McKesson, Change, SpinCo, the Exchange Agent, the Information Agent or any other person is or will be under any duty to give notice of any defects or irregularities in the tender of McKesson Common Stock and none of them will incur any liability for failure to give any such notice.

McKesson will make all determinations regarding the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of McKesson Common Stock and any notice of withdrawal in its sole discretion, and its determinations shall be final and binding. McKesson’s interpretations of the terms and conditions of this Exchange Offer, including this Letter of Transmittal and the instructions contained herein, shall be final and binding.

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax laws, unless certain certification requirements are met or an exemption applies, a shareholder that receives cash in lieu of fractional shares of Change Common Stock in the Merger generally will be subject to backup withholding at a rate of 24%. In order to avoid such backup withholding, each shareholder generally must provide the Exchange Agent with such shareholder’s correct taxpayer identification number and certify that such shareholder is not subject to such backup withholding by completing the attached Form W-9, in accordance with the instructions to the Form W-9. In general, if a shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the shareholder does not provide the Exchange Agent with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service.

Certain shareholders (including, generally, non-U.S. shareholders and domestic corporations) are exempt from these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a non-U.S. shareholder is exempt, such shareholders must submit to the Paying Agent the applicable IRS Form W-8, properly completed and signed under penalties of perjury, attesting to that shareholder’s non-U.S. status. In order to satisfy the Exchange Agent that a shareholder that is a domestic corporation is exempt, such shareholder must submit to the Exchange Agent an enclosed Form W-9 with an applicable exempt payee code. Such forms and instructions can be obtained from the Exchange Agent or at the IRS website at www.irs.gov.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

What Number to Give the Exchange Agent

The shareholder is required to give the Exchange Agent the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of shares of McKesson Common Stock. If the shares of McKesson Common Stock are in more than one name, or are not in the name of the actual owner, consult the enclosed for additional guidelines on which number to report. Non-individual U.S. entities (such as an estate or partnership) will provide an Employer Identification Number (“EIN”).

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4  Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐   Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)  ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐  Other (see instructions)  ▶

	5 Address (number, street, and apt. or suite no.) See instructions.								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

Form W-9 (Rev. 10-2018)	Page 3

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
● Corporation	Corporation
● Individual ● Sole proprietorship, or ● Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

● LLC treated as a partnership for U.S. federal tax purposes,

● LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

● LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
● Partnership	Partnership
● Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

    1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

    2—The United States or any of its agencies or instrumentalities

    3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

    4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

    5—A corporation

    6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

    7—A futures commission merchant registered with the Commodity Futures Trading Commission

    8—A real estate investment trust

    9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Form W-9 (Rev. 10-2018)	Page 4

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*	Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

●	Protect your SSN,
●	Ensure your employer is protecting your SSN, and
●	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

Form W-9 (Rev. 10-2018)	Page 5

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Requests for copies of the Prospectus, this Letter of Transmittal, the notice of guaranteed delivery, the IRS Form W-8 and other tender offer materials may also be directed to the Information Agent. A Stockholder may also contact such stockholders’ broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Shareholders (toll-free): (866) 304-5477

Banks and Brokers: (212) 269-5550